Goldman Sachs
Variable Insurance Trust

Institutional Shares and Service Shares

Goldman Sachs Structured Small Cap Equity Fund

Supplement dated January 2, 2009 to the
Prospectuses dated April 30, 2008

The following replaces the “Service Providers — Fund Managers” section of each Structured Small Cap Equity Fund Prospectus in its entirety:

     FUND MANAGERS

Quantitative Investment Strategies Team

■	A stable and growing team supported by an extensive internal staff
■	As of September 30, 2008, the team had more than $62.8 billion in equities under management, including over $21.6 billion in U.S. equities

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Robert C. Jones, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Structured Small Cap Equity	Since 1998	Mr. Jones joined the Investment Advisor as a portfolio manager in 1989.

Mark Carhart, PhD., CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Structured Small Cap Equity	Since 2007	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Andrew Alford, PhD. Managing Director	Senior Portfolio Manager— Structured Small Cap Equity	Since 2007	Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007.

Robert C. Jones, CFA and Mark Carhart, PhD, CFA, are Managing Directors and serve as Co-Chief Investment Officers for the QIS team. Andrew Alford, PhD is a Managing Director and Senior Portfolio Manager on the QIS team, where he is responsible for the portfolio management of the U.S. portfolios. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

VITSCPMSTK 12-08